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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                           FORM 8-K/A
                        (Amendment No. 1)

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


                          June 1, 2001
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        Date of Report (Date of earliest event reported)


                   Park Pharmacy Corporation
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     (Exact name of Registrant as specified in its charter)


       Colorado            000-15379                84-1029701
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(State of Other Jurisdiction(Commission           (I.R.S. Employer
of Incorporation)         File Number)          Identification No.)


10711 Preston Road, Suite 250
    Dallas, Texas                                       75230
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   (Address of principal executive offices)          (Zip Code)


                          972.860.0200
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      (Registrant's telephone number, including area code)


                         Not Applicable
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  (Former name or former address, if changed since last report)






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

     The undersigned Registrant hereby amends the following "Item
7. Financial Statements and Exhibits" of its Current Report on
Form 8-K filed on June 14, 2001, dated June 1, 2001, to include the following:

ITEM 7.   Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

     Pursuant to paragraph (a)(4) of Item 7 of Form 8-K, the
Registrant hereby files, as Exhibit 99.1, the following financial statements of Medicine Man, Inc. ("MMI"):

      * Audited financial statements of MMI, including a balance sheet as of September 30, 2000, and statements of operations and retained earnings and consolidated cash flows for the years ended September 30, 2000 and 1999, including the signed Report of Independent Auditors; and
      * Unaudited financial statements of MMI, including a balance sheet as of May 31, 2001, and statements of operations and retained earnings and consolidated cash flows for the eight months ended May 31, 2001 and 2000.


(b)  Pro Forma Financial Information.

     Pursuant to paragraph (b)(2) of Item 7 of Form 8-K, the
Registrant hereby files, as Exhibit 99.2, the following unaudited pro forma financial information :

      *  Unaudited Pro Forma Combined Balance Sheet at March 31,
          2001;
      * Unaudited Pro Forma Combined Statement of Income for nine-month ended March 31, 2001; and
      * Unaudited Pro Forma Combined Statement of Income for year ended June 30, 2000.

This pro forma combined data is presented for comparative purposes only and is not necessarily indicative of future financial position or results of operation of the combined companies.

 (c) Exhibits

     Exhibit No.    Document Description
     -----------    ---------------------

         2.1        Order Approving Debtor's Sale of
                     Assets Pursuant to 11 U.S.C. Section 363
                     Free and Clear of All Liens, Claims,
                     Encumbrances and Other Interests (previously filed).

        23.1        Consent of Hein + Associates LLP (filed herewith).

        99.1        Audited financial statements of MMI, including a balance
                     sheet as of September 30, 2000, and statements of operations and retained earnings and consolidated cash flows for the years ended September 30, 2000 and 1999, including the signed Report of Independent Auditors; and
                    Unaudited financial statements of MMI, including a
                     balance sheet as of May 31, 2001, and statements of operations and retained earnings and consolidated cash flows for the eight months ended May 31, 2000 and 2001 (filed herewith)

         99.2       Unaudited Proforma Combined Financial
                     Statements (filed herewith).

                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PARK PHARMACY CORPORATION



Date:  August 14, 2001        By: /s/ THOMAS R. BAKER
                                 -------------------------------
                              Name: Thomas R. Baker
                                   -----------------------------
                              Title:  President and CEO
                                    ----------------------------

                          EXHIBIT INDEX


     Exhibit No.    Document Description
     -----------    ---------------------

         2.1        Order Approving Debtor's Sale of
                     Assets Pursuant to 11 U.S.C. Section 363
                     Free and Clear of All Liens, Claims,
                     Encumbrances and Other Interests (previously filed).

        23.1        Consent of Hein + Associates LLP (filed herewith).

        99.1        Audited financial statements of MMI, including a balance
                     sheet as of September 30, 2000, and statements of operations and retained earnings and consolidated cash flows for the years ended September 30, 2000 and 1999, including the signed Report of Independent Auditors; and
                    Unaudited financial statements of MMI, including a
                     balance sheet as of May 31, 2001, and statements of operations and retained earnings and consolidated cash flows for the eight months ended May 31, 2000 and 2001 (filed herewith)

         99.2       Unaudited Proforma Combined Financial
                     Statements (filed herewith).